Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in Registration Statement No. 333-291939 on Form S-8 of our report dated March 19, 2026, relating to the financial statements of Mount Logan Capital Inc.

/s/ Deloitte & Touche LLP
New York, New York                                     March 19, 2026